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                                                                    EXHIBIT 23.1

The Board of Directors
CKE Restaurants, Inc.:

     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the Proxy Statement/Prospectus.

                                                /s/ KPMG PEAT MARWICK LLP

                                          --------------------------------------
                                                    KPMG PEAT MARWICK LLP

Orange County, California
June 5, 1996